UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2020

Axos Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37709	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
 9205 West Russell Road, STE 400, Las Vegas, NV                  89148
(Address of principal executive offices)                    (zip code)
Registrant’s telephone number, including area code: (858) 649-2218

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	AX	New York Stock Exchange
6.25% Subordinated Notes Due 2026	AXO	New York Stock Exchange

Not Applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 15, 2020, Axos Financial, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc., as representative of the underwriters named therein, to issue and sell $175,000,000 aggregate principal amount of the Company’s 4.875% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”), at a public offering price equal to 100% of the aggregate principal amount of the Notes (the “Offering”).

The Company estimates that the net proceeds from the Offering will be approximately $172,252,500, after deducting underwriting discounts of 1.25% and expenses that are payable by the Company. The Offering is expected to close on or about September 18, 2020 (such date of closing, the ''Closing Date"), subject to satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and covenants between the parties as of the date of the Underwriting Agreement. These representations, warranties and covenants are not representations of factual information to investors about the Company or its subsidiaries, and the sale of any Notes pursuant to the Underwriting Agreement is not a representation that there has not been any change in the condition of the Company. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference. This description of the material terms of the Underwriting Agreement and the transactions contemplated thereby is qualified in its entirety by reference to such exhibit.

The Notes have been offered pursuant to a prospectus supplement, dated September 15, 2020, to the prospectus dated March 2, 2018 that forms part of the Company’s effective registration statement on Form S-3ASR (File No. 333-223434) filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

The Notes will be issued pursuant to the Subordinated Indenture, dated as of March 3, 2016 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, to be dated as of September 18, 2020 (the “Supplemental Indenture”), between the Company and the Trustee.

From and including the Closing Date to, but excluding October 1, 2025, or the date of earlier redemption, the Notes will accrue interest at a fixed rate per annum equal to 4.875%, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2021. From and including October 1, 2025 to, but excluding the maturity date or the date of earlier redemption (the “floating rate period”), the Notes will accrue interest at a floating rate per annum equal to the benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the prospectus supplement under “Description of Subordinated Notes - Interest”), plus a spread of 476 basis points for each quarterly interest period during the floating rate period, payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing on October 1, 2025; provided, however, that if the benchmark rate is less than zero, the benchmark rate will be deemed to be zero.

The Notes will mature on October 1, 2030. The Notes will be issued in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

The Notes will be unsecured, subordinated and will rank junior in right of payment and upon the Company’s liquidation to the Company’s existing and all of the Company’s future Senior Indebtedness (as defined in the Supplemental Indenture). The Notes may be redeemed on October 1, 2025, and on any interest payment date thereafter, and may be redeemed any time upon the occurrence of certain events, in each case at a redemption price equal to 100% of the principal amount plus accrued and unpaid interest, subject to certain conditions described in the Base Indenture.

The foregoing descriptions of the Underwriting Agreement, Base Indenture, Supplemental Indenture and Notes are each qualified in their entirety by reference to the full text thereof, copies of which are attached hereto as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

In connection with the Offering, Loeb & Loeb LLP provided the Company with the legal opinion attached hereto as Exhibit 5.1.

ITEM 8.01    OTHER EVENTS

On September 16, 2020, the Company issued a press release announcing the pricing of the Offering. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit	Description
1.1	Underwriting Agreement, dated September 15, 2020, between Axos Financial, Inc. and Keefe, Bruyette & Woods, Inc., as representative of the several underwriters named therein.
4.1
Indenture, dated as of March 3, 2016, between Axos Financial, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on March 3, 2016).

4.2	Form of Second Supplemental Indenture, to be dated as of September 18, 2020, between Axos Financial, Inc. and U.S. Bank National Association, as trustee.
4.3	Form of Global Note to represent the 4.875% Fixed-to-Floating Rate Subordinated Notes due 2030 of Axos Financial, Inc. (included in Exhibit 4.2).
5.1	Loeb & Loeb Legal Opinion.
23.1	Consent of Loeb & Loeb LLP (included in Exhibit 5.1).
25.1	Statement of Eligibility on Form T-1 of Trustee under the Indenture for Subordinated Debt Securities.
99.1	Press release of Axos Financial, Inc. dated September 16, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axos Financial, Inc.

Date:	September 16, 2020	By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer